UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 15, 2025

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 15, 2025, LightPath Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Unusual Machines, Inc., a Nevada corporation (“Unusual Machines”), and Ondas Holdings Inc., a Nevada corporation (“Ondas,” together with Unusual Machines, the “Buyers”), pursuant to which the Buyers have agreed to purchase from the Company an aggregate of 1,600,000 shares of Class A Common Stock, par value $0.01 per share (the “Securities”) at a purchase price of $5.00 per share (the “Private Placement”). The Company expects to receive aggregate proceeds from the Private Placement of $8.0 million, before deducting estimated offering expenses payable by the Company. The Company will use the proceeds from the Private Placement to fund for working capital and other general corporate purposes. The Private Placement is expected to close on or about September 17, 2025, subject to the satisfaction of customary closing conditions (“Closing”). The Securities Purchase Agreement contains customary representations, warranties, covenants, conditions and indemnification obligations of the parties.

Registration Rights Agreement

At Closing, the Company and the Buyers will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to register all the Securities under the Securities Act of 1933, as amended (the “Securities Act”). The Company agreed to file a registration statement covering the resale of such Securities within 15 days of Closing. The Company will use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as soon as possible after filing but, in any event, no later than 75 days following Closing and will use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act.

Lock-Up Agreements

At Closing, the Company will enter into lock-up agreements with the Company’s current directors and officers, whereby the directors and officers have agreed to not sell or transfer any of the Company’s securities that they hold, subject to certain exceptions, for a period of six (6) months following Closing. In addition, the Company also entered into a lock-up agreement with North Run Strategic Opportunities Fund I, LP (“North Run”), whereby North Run has agreed to not to sell or transfer any of the Company’s securities that it holds, subject to certain exceptions, for a period of ninety (90) days following Closing.

The agreements described in this Item 1.01 contain representations, warranties, and covenants that are customary for transactions such as the Private Placement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, such agreements are incorporated herein by reference only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with Securities and Exchange Commission (the “SEC”).

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement, respectively, which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 above is incorporated by reference into this Item 3.02. The Securities described in this Current Report on Form 8-K were offered and will be issued in reliance upon exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws. Accordingly, none of the securities to be issued in the Private Placement, will have been registered under the Securities Act as of Closing, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

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Item 7.01 Regulation FD Disclosure.

On September 15, 2025, the Company issued a press release announcing the execution of the agreements related to the Private Placement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statement

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company; the anticipated size and benefits of the proposed Private Placement; the anticipated timing of the closing of the Private Placement; the anticipated use of proceeds of the Private Placement; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: completion of the proposed Private Placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Private Placement and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Securities Purchase Agreement. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated September 15, 2025, by and between LightPath Technologies, Inc., Unusual Machines, Inc. and Ondas Holdings Inc.
10.2*	Form of Registration Rights Agreement.
99.1	Press Release, dated September 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

________

* Schedules and certain exhibits have been omitted pursuant to Items 601(a)(5) and/or 601(b)(10)(iv) of Regulation S-K. The issuer hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: September 15, 2025	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

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